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                                                                     EXHIBIT 3.2

                                                    Incorporation number: 225894


                                    QLT INC.
                                 (the "Company")

                                    ARTICLES


1.       INTERPRETATION........................................................1

         1.1      Definitions..................................................1
         1.2      Business Corporations Act and Interpretation Act
                  Definitions Applicable.......................................1
         1.3      Conflicts Between Articles and the Business
                  Corporations Act.............................................1
2.       SHARES AND SHARE CERTIFICATES.........................................1
         2.1      Authorized Share Structure...................................1
         2.2      Form of Share Certificate....................................1
         2.3      Shareholder Entitled to Share Certificate or
                  Acknowledgement..............................................2
         2.4      Delivery by Mail.............................................2
         2.5      Replacement of Worn Out or Defaced Share Certificate or
                  Acknowledgement..............................................2
         2.6      Replacement of Lost, Stolen or Destroyed Share
                  Certificate or Acknowledgement...............................2
         2.7      Splitting Share Certificates.................................2
         2.8      Share Certificate Fee........................................2
         2.9      Recognition of Trusts........................................2
3.       ISSUE OF SHARES.......................................................3
         3.1      Directors Authorized.........................................3
         3.2      Conditions of Issue..........................................3
         3.3      Share Purchase Warrants and Rights...........................3
4.       SECURITIES REGISTERS..................................................3
         4.1      Central Securities Register..................................3
         4.2      Appointment of Agent.........................................3
5.       SHARE TRANSFERS.......................................................4
         5.1      Registering Transfers........................................4
         5.2      Form of Instrument of Transfer...............................4
         5.3      Transferor Remains Shareholder...............................4
         5.4      Signing of Instrument of Transfer............................4
         5.5      Enquiry as to Title Not Required.............................4
         5.6      Transfer Fee.................................................4
6.       TRANSMISSION OF SHARES................................................5
         6.1      Legal Personal Representative Recognized on Death............5
         6.2      Rights of Legal Personal Representative......................5
7.       PURCHASE OR REDEMPTION OF SHARES......................................5
         7.1      Company Authorized to Purchase or Redeem Shares..............5
         7.2      Purchase or Redemption When Insolvent........................5
         7.3      Sale and Voting of Purchased Shares..........................5
8.       BORROWING POWERS......................................................5
         8.1      Borrowing Powers.............................................5
9.       ALTERATIONS...........................................................6
         9.1      Alteration of Authorized Share Structure.....................6
         9.2      Special Rights and Restrictions..............................6
         9.3      Change of Name...............................................7
         9.4      Other Alterations............................................7
10.      MEETINGS OF SHAREHOLDERS..............................................7
         10.1     Annual General Meetings......................................7

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                                      - 2 -

         10.2     Resolution Instead of Annual General Meeting.................7
         10.3     Resolutions of Shareholders..................................7
         10.4     Calling of Meetings of Shareholders..........................7
         10.5     Location of Meeting..........................................7
         10.6     Notice for Meetings of Shareholders..........................7
         10.7     Record Date for Notice.......................................8
         10.8     Record Date for Voting.......................................8
         10.9     Failure to Give Notice and Waiver of Notice..................8
         10.10    Class Meetings and Series Meetings of Shareholders...........8
11.      PROCEEDINGS AT MEETINGS OF SHAREHOLDERS...............................8
         11.1     Special Majority.............................................8
         11.2     Quorum.......................................................8
         11.3     One Shareholder May Constitute Quorum........................9
         11.4     Other Persons May Attend.....................................9
         11.5     Requirement of Quorum........................................9
         11.6     Lack of Quorum...............................................9
         11.7     Lack of Quorum at Succeeding Meeting.........................9
         11.8     Chair........................................................9
         11.9     Selection of Alternate Chair.................................9
         11.10    Adjournments................................................10
         11.11    Notice of Adjourned Meeting.................................10
         11.12    Decisions by Show of Hands or Poll..........................10
         11.13    Declaration of Result.......................................10
         11.14    Motion Need Not be Seconded.................................10
         11.15    Casting Vote................................................10
         11.16    Manner of Taking Poll.......................................10
         11.17    Demand for Poll on Adjournment..............................11
         11.18    Casting of Votes............................................11
         11.19    Demand for Poll.............................................11
         11.20    Chair Must Resolve Dispute..................................11
         11.21    Electronic Meetings and Voting..............................11
         11.22    Demand for Poll Not to Prevent Continuance of Meeting.......11
         11.23    Retention of Ballots and Proxies............................11
12.      VOTES OF SHAREHOLDERS................................................11
         12.1     Number of Votes by Shareholder or by Shares.................11
         12.2     Votes of Persons in Representative Capacity.................12
         12.3     Votes by Joint Holders......................................12
         12.4     Legal Personal Representatives as Joint Shareholders........12
         12.5     Representative of a Corporate Shareholder...................12
         12.6     Proxy Provisions Do Not Apply in All Circumstances..........12
         12.7     Appointment of Proxy Holders................................13
         12.8     Alternate Proxy Holders.....................................13
         12.9     Form of Proxy...............................................13
         12.10    Deposit of Proxy............................................13
         12.11    Revocation of Proxy.........................................13
         12.12    Revocation of Proxy Must Be Signed..........................14
         12.13    Validity of Proxy Vote......................................14
         12.14    Production of Evidence of Authority to Vote.................14
13.      DIRECTORS............................................................14
         13.1     Number of Directors.........................................14
         13.2     Directors' Acts Valid Despite Vacancy.......................15
         13.3     Qualifications of Directors.................................15
         13.4     Remuneration of Directors...................................15
         13.5     Special Remuneration for Directors..........................15
         13.6     Reimbursement of Expenses of Directors......................15
14.      ELECTION AND REMOVAL OF DIRECTORS....................................15

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                                     - 3 -

         14.1     Election at Annual General Meeting..........................15
         14.2     Consent to be a Director....................................15
         14.3     Failure to Elect or Appoint Directors.......................16
         14.4     Places of Directors Not Filled..............................16
         14.5     Directors May Appoint to Fill Vacancies.....................16
         14.6     Remaining Directors Power to Act............................16
         14.7     Shareholders May Fill Vacancies.............................16
         14.8     Additional Directors........................................16
         14.9     Ceasing to be a Director....................................17
         14.10    Removal of Director by Shareholders.........................17
         14.11    Removal of Director by Directors............................17
15.      POWERS AND DUTIES OF DIRECTORS.......................................17
         15.1     Powers of Management........................................17
         15.2     Appointment of Attorney of Company..........................17
         15.3     Remuneration of Auditor.....................................17
16.      INTERESTS OF DIRECTORS AND OFFICERS..................................18
         16.1     Obligation to Account for Profits...........................18
         16.2     Restrictions on Voting by Reason of Interest................18
         16.3     Interested Director Counted in Quorum.......................18
         16.4     Disclosure of Conflict of Interest or Property..............18
         16.5     Director Holding Other Office in the Company................18
         16.6     No Disqualification.........................................18
         16.7     Professional Services by Director or Senior Officer.........18
         16.8     Director or Officer in Other Corporations...................18
17.      PROCEEDINGS OF DIRECTORS.............................................19
         17.1     Meetings of Directors.......................................19
         17.2     Voting at Meetings..........................................19
         17.3     Chair of Meetings...........................................19
         17.4     Meetings by Telephone or Other Communications Medium........19
         17.5     Calling of Meetings.........................................20
         17.6     Notice of Meetings..........................................20
         17.7     When Notice Not Required....................................20
         17.8     Meeting Valid Despite Failure to Give Notice................20
         17.9     Waiver of Notice of Meetings................................20
         17.10    Quorum......................................................20
         17.11    Validity of Acts Where Appointment Defective................20
         17.12    Consent Resolutions in Writing..............................20
18.      EXECUTIVE AND OTHER COMMITTEES.......................................21
         18.1     Appointment and Powers of Executive Committee...............21
         18.2     Appointment and Powers of Other Committees..................21
         18.3     Powers of Board.............................................21
19.      OFFICERS.............................................................22
         19.1     Directors May Appoint Officers..............................22
         19.2     Functions, Duties and Powers of Officers....................22
         19.3     Qualifications..............................................22
         19.4     Remuneration and Terms of Appointment.......................22
20.      INDEMNIFICATION......................................................22
         20.1     Indemnity...................................................22
         20.2     Indemnification of Other Persons............................22
         20.3     Non-Compliance with Business Corporations Act...............23
         20.4     Company May Purchase Insurance..............................23
21.      DIVIDENDS............................................................23
         21.1     Payment of Dividends Subject to Special Rights..............23
         21.2     Declaration of Dividends....................................23
         21.3     No Notice Required..........................................23
         21.4     Record Date.................................................23

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         21.5     Manner of Paying Dividend...................................23
         21.6     Receipt by Joint Shareholders...............................24
         21.7     Capitalization of Surplus...................................24
22.      ACCOUNTING RECORDS...................................................24
         22.1     Recording of Financial Affairs..............................24
         22.2     Inspection of Accounting Records............................24
         22.3     Copies of Financial Statements..............................24
23.      NOTICES..............................................................24
         23.1     Method of Giving Notice.....................................24
         23.2     Deemed Receipt of Mailing...................................25
         23.3     Certificate of Sending......................................25
         23.4     Notice to Joint Shareholders................................25
         23.5     Notice to Legal Representative..............................25
         23.6     Omission and Errors.........................................26
         23.7     Undelivered Notices.........................................26
         23.8     Unregistered Shareholders...................................26
24.      SEAL.................................................................26
         24.1     Who May Attest Seal.........................................26
         24.2     Sealing Copies..............................................26
         24.3     Mechanical Reproduction of Seal.............................26
25.      THE SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE FIRST
         PREFERENCE  SHARES WITHOUT PAR VALUE.................................27
         25.1     First Preference Shares Special Rights and Restrictions.....27

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                                                    Incorporation number: 254789

                                    QLT INC.
                                 (the "Company")

1.   INTERPRETATION

1.1  Definitions

In these Articles, unless the context otherwise requires:

     (1) "board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;


     (2) "Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

     (3) "Interpretation Act" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

     (4) "legal personal representative" means the personal or other legal representative of a shareholder, and includes a trustee in bankruptcy of the shareholder;

     (5) "registered address" of a shareholder means that shareholder's address as recorded in the central securities register; and

     (6)  "seal" means the seal of the Company, if any.

1.2  Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes and unless the context requires otherwise, apply to these Articles as if the Articles were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail.

1.3  Conflicts Between Articles and the Business Corporations Act

If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.   SHARES AND SHARE CERTIFICATES

2.1  Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2  Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

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                                     - 2 -

2.3  Shareholder Entitled to Share Certificate or Acknowledgement

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgement of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement, and delivery of a share certificate or acknowledgement for a share to one of several joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all.

2.4  Delivery by Mail

Any share certificate or non-transferable written acknowledgement of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5  Replacement of Worn Out or Defaced Share Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of a shareholder's right to obtain a share certificate is worn out or defaced, the directors must, on production of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, as the directors determine:


     (1) order the share certificate or acknowledgement, as the case may be, to be cancelled; and

     (2) issue a replacement share certificate or acknowledgement, as the case may be.

2.6  Replacement of Lost, Stolen or Destroyed Share Certificate or
     Acknowledgement

If a share certificate or a non-transferable written acknowledgement of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:

     (1) proof satisfactory to the directors that the share certificate or acknowledgement is lost, stolen or destroyed; and

     (2)  any indemnity the directors consider adequate.

2.7  Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8  Share Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9  Recognition of Trusts

No person other than a shareholder is required to be recognized by the Company as holding any share, and the Company is not bound by nor compelled to recognize

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                                     - 3 -

any equitable, contingent, future or partial interest in any share or fraction of a share or any other rights or interests in respect of any share (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) other than an absolute right to the entirety thereof in the shareholder, whether or not the Company may be provided notice of any such other rights or interests, and whether or not the shareholder may be declared or recorded as a trustee in respect of such share.

3.   ISSUE OF SHARES

3.1  Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons (including directors), in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2  Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

     (1) consideration is provided to the Company for the issue of the share by one or more of the following:

          (a)  past services performed for the Company;

          (b)  property; or

          (c)  money; and


     (2) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.3  Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine.

4.   SECURITIES REGISTERS

4.1  Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register.

4.2  Appointment of Agent

The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.


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                                     - 4 -

5.   SHARE TRANSFERS

5.1  Registering Transfers

A transfer of a share of the Company must not be registered unless:

     (1) a duly signed instrument of transfer in respect of the share has been received by the Company;

     (2) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

     (3) if a non-transferable written acknowledgement of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company.

5.2  Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.3  Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, a transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4  Signing of Instrument of Transfer

If a shareholder or his or her duly authorized attorney signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:

     (1) in the name of the person named as transferee in that instrument of transfer; or

     (2) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5  Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.

5.6  Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

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                                     - 5 -


6.   TRANSMISSION OF SHARES

6.1  Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2  Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.   PURCHASE OR REDEMPTION OF SHARES

7.1  Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2  Purchase or Redemption When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

     (1)  the Company is insolvent; or

     (2) making the payment or providing the consideration would render the Company insolvent.

7.3  Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

     (1)  is not entitled to vote the share at a meeting of its shareholders;

     (2)  must not pay a dividend in respect of the share; and

     (3)  must not make any other distribution in respect of the share.

8.   BORROWING POWERS

8.1  Borrowing Powers

The Company, if authorized by the directors, may:

     (1) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

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                                     - 6 -

     (2) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

     (3) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

     (4) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.        ALTERATIONS

9.1       Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

     (1)  by special resolution:

          (a) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

          (b)  alter the identifying name of any of its shares; or

          (c) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act,

     (2)  by ordinary resolution:

          (a) increase or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

          (b) if the Company is authorized to issue shares of a class of shares with par value, if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

          (c) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

          (d) reduce the maximum number of shares that the Company is authorized to issue out of any class or series of shares; or

          (e) if the Company is authorized to issue shares of a class of shares with par value, decrease the par value of those shares; or

     (3) by resolution of the directors, subdivide or consolidate all or any of its unissued, or fully paid, issued, shares.

9.2       Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

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                                     - 7 -

     (1) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

     (2) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3      Change of Name

The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or to adopt or change any translation of that name.

9.4      Other Alterations


If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.      MEETINGS OF SHAREHOLDERS

10.1     Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2     Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3     Resolutions of Shareholders

A resolution of shareholders may be consented to in writing in accordance with the Business Corporations Act.

10.4     Calling of Meetings of Shareholders

The directors may, whenever the directors determine, call a meeting of shareholders.

10.5     Location of Meeting

The directors may, by resolution of the directors, approve any location outside of British Columbia for the holding of a meeting of shareholders.

10.6     Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders in the manner provided in these Articles, to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

     (1)  if and for so long as the Company is a public company, 21 days; or

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                                     - 8 -

          (2)  otherwise, 10 days.

10.7      Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

         (1)  if and for so long as the Company is a public company, 21 days; or

         (2)  otherwise, 10 days.

If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8     Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.9     Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.10    Class Meetings and Series Meetings of Shareholders

Unless otherwise specified in these Articles, the provisions of these Articles relating to a meeting of shareholders will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.

11.      PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1     Special Majority

    (1) For the purposes of the Articles and the Business Corporations Act, the majority of votes required for the Company to pass a special resolution at a general meeting is two-thirds of the votes cast on the resolution.

    (2) For the purposes of the Business Corporations Act, and unless otherwise provided in the Articles, the majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution is two thirds of the votes cast on the resolution.

11.2     Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or represent by proxy, shareholders holding, in the aggregate, at least 33?% of the issued shares entitled to be voted at the meeting.

11.3     One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

     (1) the quorum is one person who is, or who represents by proxy, that shareholder; and

     (2) that shareholder, present in person or by proxy, may constitute the meeting.

11.4     Other Persons May Attend

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Company and others who, although not entitled to vote, are entitled or required under any provision of the Business Corporations Act or these Articles to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

11.5     Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6     Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

     (1) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved; and

     (2) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7     Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.6(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.8     Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

     (1)  the chair of the board, if any; or

     (2) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.9     Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board of directors or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board of directors and the president are unwilling to act as chair of the meeting, or if the chair of the board of directors and the president have advised the secretary, if any, or any director present at the meeting, that the chair of the board of directors and the president will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.10    Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11    Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12    Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair of the meeting or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.13    Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.14    Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15    Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair of the meeting may be entitled as a shareholder.

11.16    Manner of Taking Poll

Subject to Article 11.17, if a poll is duly demanded at a meeting of shareholders:

     (1)  the poll must be taken:

          (a) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

          (b) in the manner, at the time and at the place that the chair of the meeting directs;

     (2) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

     (3) the demand for the poll may be withdrawn by the person who demanded it.

11.17     Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18     Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.19     Demand for Poll

No poll may be demanded in respect of the vote by which a chair of meeting of shareholders is elected.

11.20     Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of a meeting of shareholders must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21     Electronic Meetings and Voting

The directors may determine that a meeting of shareholders shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate with each other during the meeting, and any vote at the meeting of shareholders shall be held entirely by means of that communication facility. A meeting of shareholders may also be held at which some, but not all, persons entitled to attend may participate and vote by means of such a communication facility, if the directors determines to make one available. A person participating in a meeting by such means is deemed to be present at the meeting. Any vote at a meeting of shareholders may be also held entirely by means of a telephonic, electronic or other communication facility, if the directors determines to make one available, even if none of the persons entitled to attend otherwise participates in the meeting by means of a communication facility. For the purpose of voting, a communication facility that is made available by the Company must enable the votes to be gathered in a manner that adequately discloses the intentions of the shareholders and permits a proper tally of the votes to be presented to the Company. The instructing of proxyholders may be carried out by means of telephonic, electronic or other communication facility in addition to or in substitution for instructing proxyholders by mail.

11.22     Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23     Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and during that period, make such ballots and proxies available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.       VOTES OF SHAREHOLDERS

12.1      Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

     (1) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

     (2) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2     Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting.

12.3     Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

     (1) any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

     (2) if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of the joint shareholders votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4     Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5     Representative of a Corporate Shareholder

Any shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Company a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Company or the chair of the meeting. Any such representative need not be a shareholder.

12.6     Proxy Provisions Do Not Apply in All Circumstances

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions (as defined in the Business Corporations Act) as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.14 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7     Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8     Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9     Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

                                [name of company]
                                 (the "Company")

     The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

     Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):




                                         ---------------------------------------
                                         Signed [month, day, year]





                                         ---------------------------------------
                                         [Signature of shareholder]





                                         ---------------------------------------
                                         [Name of shareholder- printed]

12.10    Deposit of Proxy

A proxy for a meeting of shareholders must be by written instrument, fax or any other method of transmitting legibly recorded messages and must:

     (1) be received at the registered office of the Company or at any other place specified for the receipt of proxies in the notice calling the meeting of shareholders at least the number of business days specified in the notice for the receipt of proxies, or if no number of business days is specified in the notice, at least two business days before the day set for the holding of the meeting; or

     (2) unless the notice provides otherwise, be provided at the meeting of shareholders to the chair of the meeting or to a person designated by the chair of the meeting.

12.11    Revocation of Proxy

Subject to Article 12.11, every proxy may be revoked by an instrument in writing that is received:

     (1) at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting of shareholders at which the proxy is to be used; or

     (2) by the chair of the meeting, at the meeting of shareholders, before any vote in respect of which the proxy is to be used shall have been taken.

12.12    Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.10 must be signed as follows:

     (1) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative; or

     (2) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.13    Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

     (1) at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting of shareholders at which the proxy is to be used; or

     (2) by the chair of the meeting, at the meeting of shareholders, before any vote in respect of which the proxy is to be used shall have been taken.

12.14    Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.      DIRECTORS

13.1     Number of Directors

The number of directors of the Company, excluding additional directors appointed under Article 14.8, shall be:

     (1) If the Company is a public company, the greater of three (3) and the most recently set of:

          (a)  the number of directors set by the directors from time to time;
               and

          (b)  the number of directors set under Article 14.4.

     (2)  if the Company is not a public company, the most recently set of:

          (a)  the number of directors set by the directors from time to time;
               and

          (b)  the number of directors set under Article 14.4.

13.2      Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.3      Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.4      Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors, as such, may from time to time determine. If the directors so decide that the remuneration shall be determined by the shareholders, the remuneration of the directors, if any, will be determined by the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company, as such, who is also a director.

13.5      Special Remuneration for Directors

If any director performs any professional or other services for the Company that, in the opinion of the directors, are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.6      Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur on behalf of the business of the Company.

14.       ELECTION AND REMOVAL OF DIRECTORS

14.1      Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1) the shareholders entitled to vote at the annual general meeting for the election of directors are entitled to elect, or in the unanimous resolution appoint, a board of directors consisting of not more than the number of directors set by the directors pursuant to Article 13.1; and

(2) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2      Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

     (1) that individual consents to be a director in the manner provided for in the Business Corporations Act; or

     (2) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3    Failure to Elect or Appoint Directors

If:

     (1) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

     (2) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

     (3)  the date on which his or her successor is elected or appointed; and

     (4) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4    Places of Directors Not Filled

If at any meeting of shareholders at which there should be an election of directors, any such election of directors does not result in the election of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected in office.

14.5    Directors May Appoint to Fill Vacancies

The directors may appoint a qualified person to fill any vacancy occurring in the board of directors except a vacancy:

     (1) resulting from an increase in the number of the minimum or maximum number of directors; or

     (2) resulting from a failure by the shareholders to elect the number or minimum number of directors set or otherwise required under these Articles;

and a director elected or appointed to fill a vacancy on the board of directors shall hold office for the unexpired term of his or her predecessor.

14.6    Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7    Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8    Additional Directors

Notwithstanding Articles 13.1, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9    Ceasing to be a Director

A director ceases to be a director when:

     (1)  the term of office of the director expires;

     (2)  the director dies;

     (3) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

     (4) the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10   Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by ordinary resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11   Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.     POWERS AND DUTIES OF DIRECTORS

15.1    Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company.

15.2    Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument and under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may determine. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors may determine. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

15.3    Remuneration of Auditor

The directors may set the remuneration of the auditor of the Company.

16.     INTERESTS OF DIRECTORS AND OFFICERS

16.1    Obligation to Account for Profits

Subject to the exceptions provided for in the Business Corporations Act, a director or senior officer of the Company is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of a contract or transaction in which the director or senior officer holds a disclosable interest (as such term is used in the Business Corporations
Act).

16.2    Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3    Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4    Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5    Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director on the terms (as to remuneration or otherwise) that the directors may determine.

16.6    No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7    Professional Services by Director or Senior Officer

Subject to the Business Corporations Act, a director or senior officer, or any person in which a director or senior officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or senior officer or such person is entitled to remuneration for professional services as if that director or senior officer were not a director or senior officer.

16.8    Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

17.     PROCEEDINGS OF DIRECTORS

17.1    Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors may determine, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2    Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3    Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

     (1)  the chair of the board, if any;

     (2) in the absence of the chair of the board, the president, if any, if the president is a director; or

     (3)  any other director chosen by the directors if:

          (a) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

          (b) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

          (c) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that the chair of the board and the president will not be present at the meeting.

17.4    Meetings by Telephone or Other Communications Medium

A director who is entitled to participate in, including vote at, a meeting of directors or of a committee of directors may participate:

     (1)  in person; or

     (2)  by telephone; or

     (3) with the consent of all the directors participating in the meeting, by other communications medium;

if all directors participating in the meeting, whether in person, by telephone or by other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article
17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

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                                     - 20 -


17.5     Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company (if any) on the request of a director must, call a meeting of directors at any time.

17.6     Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7     When Notice Not Required

It is not necessary to give notice of a meeting of directors to a director if:

     (1) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of directors at which that director is appointed; or

     (2)  the director has waived notice of the meeting.

17.8     Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

17.9     Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10    Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be a majority of directors in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11    Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12    Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

     (1) in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

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                                     - 21 -

     (2) in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of directors or of a committee of the directors.

18.       EXECUTIVE AND OTHER COMMITTEES

18.1      Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

     (1)  the power to fill vacancies in the board of directors;

     (2)  the power to remove a director;

     (3)  the power to create a committee of the directors;

     (4) the power to create or modify the terms of reference for a committee of the directors;

     (5) the power to change the membership of, or fill vacancies in, any committee of the directors; and

     (6) such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

18.2      Appointment and Powers of Other Committees

The directors may, by resolution:

     (1) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

     (2) delegate to a committee appointed under paragraph (1) any of the directors' powers, except:

          (a)  those powers listed in Articles 18.1(1) to 18.1(6); and

          (b) the power to appoint or remove officers appointed by the directors;

          (c) make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.

18.3      Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

     (1) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

     (2) terminate the appointment of, or change the membership of, the committee; and

     (3)  fill vacancies in the committee.

19.      OFFICERS

19.1     Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors may determine and the directors may, at any time, terminate any such appointment.

19.2     Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)      determine the functions and duties of the officer; and

(2) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3     Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

19.4     Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors may determine and are subject to termination at the pleasure of the directors, and an officer may, in addition to such remuneration, be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20.      INDEMNIFICATION

20.1     Indemnity

The Company shall indemnify, and pay expenses in advance of the final disposition of a proceeding of, a director or officer, a former director or officer or a person who acts or acted at the Company's request as a director or officer, or in a similar capacity of another entity, and the heirs and personal or other legal representatives of such a person, in accordance with, and to the fullest extent and in all circumstances permitted by, the Act. The Company may enter into indemnification agreements, including, without limitation, provisions therein whereby a court order approving indemnification will be applied for, if required.

20.2     Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

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                                     - 23 -

20.3      Non-Compliance with Business Corporations Act

The failure of a director, or former director of the Company, or any other person to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Article 20.

20.4      Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

     (1)  is or was a director, officer, employee or agent of the Company;

     (2) is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

     (3) at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; or

     (4) at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

21.       DIVIDENDS

21.1      Payment of Dividends Subject to Special Rights

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2      Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as the directors may deem advisable.

21.3      No Notice Required

The directors need not give notice to any shareholder of any declaration under
Article 21.2.

21.4      Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5      Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

21.6      Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of such joint shareholders may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.7      Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

22.       ACCOUNTING RECORDS

22.1      Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2      Inspection of Accounting Records

Unless the directors determine otherwise, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3      Copies of Financial Statements

If and for so long as the Company is a private company, every shareholder shall be entitled, without charge, to a copy of the latest annual financial statement of the Company and, if otherwise required by the Business Corporations Act, a copy of each such annual financial statement shall be sent to each shareholder.

23.       NOTICES

23.1      Method of Giving Notice

Unless the Business Corporations Act or these Articles otherwise provide, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

     (1) sending the record by mail addressed to the person at the applicable address for that person as follows:

          (a) for a record mailed to a shareholder, the shareholder's registered address;

          (b) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; or

          (c)  in any other case, the mailing address of the intended recipient;

     (2) delivering the record addressed to the person at the applicable address for that person as follows:

          (a) for a record delivered to a shareholder, the shareholder's registered address;

          (b) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; or

          (c) in any other case, the delivery address of the intended recipient;

     (3) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

     (4) sending the record by email or other electronic means to the email address, or in the case of other electronic means, the address provided by the intended recipient for the sending of that record or records of that class; or

     (5)  physically delivering the record to the intended recipient.

23.2      Deemed Receipt of Mailing

A notice, statement, report or other record that is:

     (1) mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;

     (2) faxed to a person to the fax number provided for that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

     (3) emailed or delivered by other electronic means to a person to the email address or in the case of other electronic means, the address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was emailed or delivered by other electronic means on the day it was emailed or delivered by other electronic means.

23.3      Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.

23.4      Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5      Notice to Legal Representative

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

     (1)  mailing the record, addressed to such person:

          (a) by name, by the title of the legal personal representative of the deceased, bankrupt or incapacitated shareholder or by any similar description; and

          (b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

     (2) if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

23.6 Omission and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

23.7 Undelivered Notices

If any notice given to a shareholder pursuant to Article 23.1 is returned on two consecutive occasions because he cannot be found, the Company shall not be required to give any further notices to such shareholder until he informs the Company in writing of his new address.

23.8 Unregistered Shareholders

Every person who becomes entitled to any share by any means whatsoever shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the central securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Company the proof of authority of his entitlement prescribed by the Business Corporations Act.

24.  SEAL

24.1 Who May Attest Seal

Except as provided in Articles 24.2 and 24.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

     (1)  any two directors;

     (2)  any officer, together with any director;

     (3)  if the Company only has one director, that director; or

     (4) any one or more directors or officers or persons as may be determined by the directors.

24.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director, officer or other person as may be determined by the directors.

24.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 24.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

25. THE SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE FIRST PREFERENCE SHARES WITHOUT PAR VALUE

25.1   First Preference Shares Special Rights and Restrictions

The First Preference Shares without par value (the "First Preference Shares") shall have attached thereto, as a class, the following special rights and restrictions:

     (a) The First Preference Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may before the issue thereof, be determined by resolution of the board of directors of the Company;

     (b) The board of directors of the Company shall, by resolution duly passed before the issue of any First Preference Shares of any series, fix the designation, determine the special rights and restrictions to be attached to the First Preference Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion rights (if any) including conversion into the Company's Common Shares, the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the First Preference Shares;

     (c) The First Preference Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up of its affairs, be entitled to a preference over the Common Shares of the Company and over any other shares ranking junior to the First Preference Shares on the occurrence of such an event and the First Preference Shares of each series may also be given such other preferences over the Common Shares and any other shares ranking junior to the First Preference Shares as may be determined as to the respective series authorized to be issued;

     (d) The First Preference Shares of each series shall rank on a parity with the First Preference Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs (other than any sinking fund or compulsory retirement obligation applicable to any particular series);

     (e) The holders of the First Preference Shares of each series shall be entitled to receive and the Company shall pay thereon as and when declared by the board of directors out of the moneys of the Company properly applicable to the payment of dividends fixed cumulative preferential cash dividends at such rate and on such date or dates as the directors may fix or may have fixed by the resolution provided for in clause (b) hereof with respect to such series; cheques of the Company payable at par at any branch of the Company's bankers for the time being in Canada shall be issued in respect of such dividends; if on any date for the payment of any dividend on the First Preference Shares of any series the dividend payable on such date is not paid in full on all the First Preference Shares of such series then issued and outstanding such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of directors of the Company on which the Company shall have sufficient moneys properly applicable to the payment of the same; the holders of the First Preference Shares of any series shall not be entitled to any dividends other than or in excess of the cash dividends for such series hereinbefore in this clause (e) referred to;

     (f) In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of the First Preference Shares of each series shall be entitled to receive the amount paid up on such shares, together with all dividends (if any) accrued thereon up to the date of distribution and then remaining unpaid on such shares, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if such dividends were accruing from day to day) and an additional amount equal to the premium (if any) which would be payable upon the First Preference Shares of such series as part of the redemption price of such shares if such shares were redeemed under the provisions of clause (i) hereof, and not pursuant to any compulsory retirement obligation imposed upon the Company, before any amount shall be paid or any property or assets of the Company distributed to the holders of any Common Shares or shares of any other class ranking junior to the First Preference Shares; after payment to the holders of the First Preference Shares of each series the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Company;

     (g) No dividends (other than stock dividends in shares of the Company ranking junior to the First Preference Shares) shall at any time be declared or paid on or set apart for payment on any shares of the Company ranking junior to the First Preference Shares with respect to dividends unless all dividends up to and including the dividend payable for the last completed period for which such dividends shall be payable on each series of the First Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment on such shares of the Company ranking junior to the First Preference Shares with respect to dividends nor shall the Company call for redemption or purchase for cancellation or decrease or otherwise pay off any of the First Preference Shares (less than the total number of First Preference Shares then outstanding) or any shares of the Company ranking junior to the First Preference Shares with respect to dividends unless all dividends up to and including the dividend payable for the last completed period for which such dividends shall be payable on each series of the First Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, decrease or other payment thereof;

     (h) Subject to the provisions of clause (g) hereof, the Business Corporations Act and the special rights and restrictions attaching to the First Preference Shares of any series, the Company may at any time or times purchase (if obtainable) for cancellation all or any part of the First Preference Shares of any series outstanding from time to time on the open market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the First Preference Shares of such series outstanding or (with the consent of all the holders of preference shares) by private contract at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause (i) hereof and not pursuant to any compulsory retirement obligation imposed upon the Company (including accrued and unpaid preferential dividends as provided in the said clause (i) plus costs of purchase); where, in response to any invitation for tenders, two or more shareholders submit tenders at the same price and such tenders are accepted by the Company as to part only of the shares offered, the Company shall accept part of the shares offered in each such tender in proportion as nearly as may be to the total number of shares offered in each such tender;

     (i) Subject to the provisions of clause (g) hereof and subject to the special rights and restrictions attaching to the First Preference Shares of any series, the Company may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding First Preference Shares of any series on payment for each share to be redeemed of the amount paid up on such share together with such premium (if any) as the directors may fix or may have fixed by the resolution provided for in clause (b) hereof fixing the designation, determining the special rights and restrictions attaching to the First Preference Shares of such series and together with all dividends (if any) accrued thereon up to the date fixed for redemption and then remaining unpaid on such shares, whether or not earned or declared (which dividends, for such purpose, shall be calculated as if such dividends were accruing from day to day);

     (j) In any case of redemption of First Preference Shares of any series under the provision of clause (i) hereof, the Company shall at least thirty (30) days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of First Preference Shares of such series to be redeemed a notice in writing of the intention of the Company to redeem such last mentioned shares; such notice shall be mailed in an envelope, with postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure or omission to give any such notice to one (1) or more of such holders shall not affect the validity of such redemption; such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the First Preference Shares of such series held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed; on or after the date so specified for redemption the Company shall pay or cause to be paid to or to the order of the registered holders of the First Preference Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the head office of the Company or any other place within Canada designated in such notice, of the certificates representing the First Preference Shares or such series so called for redemption; such payment shall be made by cheques payable in Canadian or U.S. funds at par at any branch of the Company's bankers for the time being in Canada; if a part only of the First Preference Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Company; from and after the date specified for redemption in any such notice the First Preference Shares of such series called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected; the Company shall have the right at any time after the mailing of notice of its intention to redeem any First Preference Shares of such series so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of the First Preference Shares of such series called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same; upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the First Preference Shares of such series in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively; any interest allowed on any such deposit shall belong to the Company;

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                                     - 30 -

     (k) The holders of First Preference Shares shall be entitled to receive copies of the financial statements of the Company and the auditors' report thereon to be submitted to the shareholders of the Company at annual general meetings but the holders of First Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any general meeting of the Company or to vote at any such meeting (but shall be entitled to receive notice of general meetings of the Company called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof); and

     (l) No special right or restriction attaching to the First Preference Shares as a class shall be deleted or varied and no shares ranking in priority to or on a parity with, the First Preference Shares shall be created unless first confirmed by a separate resolution passed by the affirmative vote of at least two-thirds (2/3) of the votes cast thereon at a meeting of the holders of the First Preference Shares duly called for that purpose and held upon at least twenty-one (21) days' notice at which the holders of at least one-third (1/3) of the outstanding First Preference Shares are present or represented by proxy; the formalities to be observed in respect of the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by these Articles with respect to general meetings on every poll taken at every such meeting or adjourned meeting every holder of First Preference Shares shall be entitled to one (1) vote in respect of each Preference Share held.